Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND INTANGIBLE ASSETS
GOODWILL AND INTANGIBLE ASSETS
The Company’s goodwill totaled $8.4 million at December 31, 2013 and 2012. The Company determined that no impairment of its goodwill existed during the years ended December 31, 2013 and 2012. Impairment exists when a reporting unit’s carrying value of goodwill exceeds its fair value, which is determined through a two-step impairment test. Step 1 includes the determination of the carrying value of the Company’s single reporting unit, including the existing goodwill and intangible assets, and estimating the fair value of the reporting unit. Management determined the fair value of the reporting unit and compared it to its carrying amount. If the carrying amount of a reporting unit exceeds its fair value, a second step to the impairment test is required. The Company’s annual impairment analysis performed as of October 31, 2013 indicated that the Step 2 analysis was not necessary.
At December 31, 2013 and 2012, the Company’s core deposit intangible assets had a net carrying value of $274,000 and $363,000, respectively. The total gross carrying amount of the core deposit intangible assets totaled $1.5 million at December 31, 2013 and 2012 and is reported net of accumulated amortization of $1.3 million and $1.2 million, respectively, at December 31, 2013 and 2012.
Aggregate amortization expense for the years ended December 31, 2013 and 2012 was $89,000 and $111,000, respectively.
Estimated amortization expense related to the Company’s core deposit intangibles for each of the next five years is as follows:

(Dollars in thousands)
2014	$66
2015	51
2016	40
2017	34
2018	24